UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2007
CALPINE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12079 (Commission File Number)	77-0212977 (IRS Employer Identification No.)
50 West San Fernando Street, San Jose, California 95113
717 Texas Avenue, Houston, Texas 77002
(Addresses of principal executive offices and zip codes)
Registrant’s telephone number, including area code: (408) 995-5115
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 — REGULATION FD DISCLOSURE
     Calpine Corporation (“Calpine”) has reached a preliminary settlement with certain of Calpine’s Canadian subsidiaries that are applicants in separate insolvency proceedings pending in Canada, resolving virtually all major cross-border disputes among the parties. The settlement is subject to definitive documentation and approval of the courts and Calpine’s board of directors and certain other creditor approvals. A copy of the preliminary settlement outline is attached hereto as Exhibit 99.1.
ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS.
     (d)      Exhibits

99.1	Global Settlement Outline for Certain Claims Between and Relating to Calpine U.S. and Calpine Canada, dated May 13, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALPINE CORPORATION
By:	/s/ Charles B. Clark, Jr.
Charles B. Clark, Jr.
Senior Vice President and Chief Accounting Officer

Date: May 14, 2007

EXHIBIT INDEX

Exhibit	Description

99.1	Global Settlement Outline for Certain Claims Between and Relating to Calpine U.S. and Calpine Canada, dated May 13, 2007.